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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):   September 15, 1999

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)



           Delaware                 0-20763               42-1407240
         (State or Other          (Commission           (IRS Employer
         Jurisdiction of              File               Identification
         Incorporation)              Number)               Number)


       McLeodUSA Technology Park                  52406-3177
    6400 C Street S.W., P.O. Box 3177
            Cedar Rapids, IA
          (Address of Principal                    (Zip Code)
           Executive Offices)

  Registrant's telephone number, including area code: (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

Pursuant to a stock purchase agreement (the "Agreement") dated August 30, 1999 between McLeodUSA Incorporated and three partnerships affiliated with Forstmann Little & Co. (collectively, "Forstmann Little"), McLeodUSA issued and sold on September 15, 1999 approximately $1 billion in McLeodUSA convertible preferred stock to Forstmann Little. The convertible preferred stock, which was issued as two new series of preferred stock, has a conversion price of $36.50 per share of McLeodUSA Class A common stock and a 3.5 percent coupon. Under the terms of the Agreement, subject to certain limited exceptions, Forstmann Little & Co.may not for five years (i) transfer the preferred stock or the underlying shares of Class A common stock or (ii) convert the preferred stock to Class A common stock. Additionally, McLeodUSA may call the preferred stock after seven years. The investment represents ownership of approximately 12 percent of the Class A common stock of McLeodUSA on a fully diluted basis. Theodore J. Forstmann, senior partner at Forstmann Little & Co., and Erskine Bowles, senior partner at Forstmann Little & Co. and former White House Chief of Staff, have joined the McLeodUSA Board of Directors.

     A copy of the Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. Copies of the press releases, dated August 30, 1999 and September 15, 1999, issued by McLeodUSA regarding the above-described transaction, are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits.

        10.1 Stock Purchase Agreement dated as of August 30, 1999 by and between McLeodUSA Incorporated and certain purchasers listed on the signature pages.

        99.1 Press Release, dated August 30, 1999, announcing the Company's agreement with Forstmann Little for the purchase by Forstmann Little of $1 Billion of McLeodUSA convertible preferred stock.

        99.2 Press Release, dated September 15, 1999, announcing the issuance and sale by McLeodUSA of $1 billion of McLeodUSA convertible preferred stock to Forstmann Little and the naming of Erskine Bowles to the McLeodUSA Board.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 1999                    McLeodUSA Incorporated


                                      By: /s/ Randall Rings
                                         -------------------------------------
                                              Randall Rings
                                              Vice President, Secretary and
                                              General Counsel
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                                 EXHIBIT INDEX


     10.1 Stock Purchase Agreement dated as of August 30, 1999 by and between McLeodUSA Incorporated and certain purchasers listed on the signature pages.

     99.1 Press Release, dated August 30, 1999, announcing the Company's agreement with Forstmann Little for the purchase by Forstmann Little of $1 Billion of McLeodUSA convertible preferred stock.

     99.2 Press Release, dated September 15, 1999, announcing the issuance and sale by McLeodUSA of $1 billion of McLeodUSA convertible preferred stock to Forstmann Little and the naming of Erskine Bowles to the McLeodUSA Board.